Performance Commentary | 2nd Quarter 2020

Chang Suh, CFA, CEO and Co-Chief Portfolio Manager

Michael Cook, CFA, FRM, Co-Chief Portfolio Manager

July 22, 2020

Summary

●	The second quarter was a historic market environment driven by the global response to COVID-19. Governments and central banks around the globe injected a massive level of stimulus and liquidity. Trillions of dollars pumped into the markets and the economy led to a rapid short-term recovery in equity and credit markets and overshadowed depression era-like unemployment claims and almost a complete shutdown of many parts of the economy.
●	Fixed income assets across the board benefited from central bank quantitative easing and commitment to maintain rates at record lows. However, riskier credit related assets outperformed Treasuries and higher quality bonds.
●	The AFL-CIO Housing Investment Trust’s (HIT or Trust) gross year-to-date returns stood at 5.45% at the end of the quarter, having generated positive return for our investors and outperformed high yield corporate bonds, agency residential mortgages and the broad equity market represented by the S&P 500.
●	The HIT had second quarter returns of 1.88% gross and 1.80% net of expenses compared to 2.90% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate). As the HIT does not invest in corporate credit related bonds, the historic spread tightening of credit spreads led to the underperformance.
●	On a credit-equivalent basis, the HIT outperformed the AAA component of the Barclays Aggregate (AAA Index) by 117 basis points (bps) by overweighting agency multifamily securities as spreads performed well in the low rate environment.
●	As of June 30, the HIT offered an annualized yield advantage of 36 bps to the Barclays Aggregate and 78 bps to the AAA Index.
●	As developers postponed projects and other banks/lenders pulled out of the market, the HIT committed to its first new construction investment amidst the pandemic. This project is expected to create 289,900 hours of union work and 120 housing units while providing an attractive return with lower credit risk.

HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended June 30, 2020 was 7.03%, 4.71%, 3.78%, and 3.62%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. All data in this commentary is as of June 30, 2020 unless otherwise noted.

●	The HIT currently has 32 projects under construction, which will generate an estimated 16.1 million hours of union construction work and 4,663 units of much needed housing.*
●	The HIT expects that there will be longer term damage to the economy as many businesses and even industries may not survive, leading to the importance of developing more affordable housing and positive economic activity. HIT anticipates its pipeline of construction projects (largely affordable/workforce housing) to grow over the next 12 to 18 months.
●	Higher credit fixed income securities look attractive relative to riskier assets in light of economic fundamentals and recent strong performance of risky assets despite the longer-term risks and health of the economy. HIT’s strategy of investing in high credit quality assets should provide an opportunity for pension portfolios that seek more safety and diversification during this period of elevated uncertainty.
●	The HIT continues to operate in a remote setting prioritizing the health and safety of its staff, their families and the public during the COVID pandemic. Remote operations and execution have worked smoothly without interruption to date and should continue to do so for as long as necessary. When circumstances permit a prudent return to in-office operations, the HIT will do so following a careful plan that will protect staff and all those with whom we interact.

*Job hours figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data.

2nd Quarter Performance

As the COVID pandemic took hold of the economy and financial markets, the 2nd quarter proved to be a historic environment driven by a coordinated global response to the virus. Central banks injected record amounts of liquidity through asset purchases combined with slashing interest rates and borrowing costs. Governments approved spending bills to help recently unemployed workers, closed businesses, municipalities and healthcare facilities combat the fallout from the virus. The unpredecented level of stimulus and liquidity overshadowed depression-like unemployment claims and complete shutdowns of businesses that are struggling to re-open. As a result, risk assets recovered nearly all their losses experienced in the first quarter. Fixed income securities across the board benefited from easing monetary policy led by riskier credit-related bonds that outperformed treasuries and high credit quality assets.

For the 2nd quarter of 2020, HIT’s gross and net returns were 1.88% and 1.80%, respectively, compared to 2.90% for its benchmark. The HIT does not invest in corporate credit bonds and the historic spread tightening in the low credit quality sector ultimately led to underperformance. On a credit-equivalent basis, HIT returns exceeded the AAA Index for the quarter by 117 bps as agency multifamily spreads outperformed relative to Treasuries in the low interest rate environment. The HIT also outperformed the Bloomberg Barclays US MBS Index for the quarter as multifamily securities offer attractive yield spread with prepayment protection and cash flow stability not found in other mortgage products.

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The AAA Index represents the AAA Component of the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate and the AAA Index are unmanaged indices and not available for direct investment. Returns for these indices would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

The pandemic has significantly impacted multifamily commercial development as developers postpone projects and other banks/lenders have pulled out of the market. The pandemic has certainly made the affordable housing crisis worse. That said, the HIT committed to its first new construction investment amidst the pandemic by investing in a credit-enhanced project that should generate attractive yield spread for the portfolio, 289,900 hours of union work and 120 housing units. The HIT expects its pipeline, a significant portion of which includes affordable and workforce housing deals, to grow and its mission to help advance the recovery in this unprecedented environment. The HIT’s strategy of investing in high quality assets can provide safety and diversification to investors during this period of uncertainty and volatility in an economy facing significant downside risks. As of June 30th, the HIT offered a superior fundamental value relative to the benchmark with a yield advantage of 36 bps relative to the lower credit quality Barclays Aggregate and 78 bps on a risk-adjusted basis to the AAA Index.

Risk Comparison June 30, 2020	HIT	Barclays	AAA Index		HIT	Barclays	AAA Index
CREDIT PROFILE
U.S. Government/Agency/AAA/Cash	93.75%	69.72%	100.00%	A & Below/Not Rated	1.83%	26.79%	0.00%
YIELD
Current Yield	2.78%	2.77%	2.45%	Yield to Worst	1.64%	1.28%	0.86%
INTEREST RATE RISK
Effective Duration	5.71	6.10	5.01	Convexity	0.30	0.23	0.06
CALL RISK
Call Protected	77%	73%	62%	Not Call Protected	23%	27%	38%

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Positive contributions to HIT’s 2nd quarter relative performance vs. Barclays Aggregate included:

●	The HIT portfolio’s ongoing yield advantage over the Barclays Aggregate.
●	Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as spreads to Treasuries tightened. Spreads for FHA/Ginnie Mae permanent and construction/permanent loan certificates tightened to Treasuries by approximately 27 and 41 bps, respectively. Fannie Mae Delegated Underwriting and Servicing (DUS) security spreads tightened on longer maturity structures, with the benchmark 10/9.5s tightening by 24 bps. The HIT had a combined 16.9% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and 25.7% in fixed-rate single-asset DUS securities of various structures at the end of June, while there were no such securities in the Barclays Aggregate.
●	The portfolio’s overweight to spread-based assets as swap spreads tightened. Two-, 5-, 7-, and 10-year spreads decreased by 17, 11, 9, and 6 bps, respectively. At quarter end, 90.4% of the HIT’s portfolio was invested in spread-based assets (9.6% in cash/cash equivalents and Treasuries) compared to 62.8% spread assets in the Barclays Aggregate (37.2% in Treasuries).

Negative impacts to HIT’s 2nd quarter relative performance included:

●	The HIT portfolio’s exclusion of corporate bonds, which comprised 27.4% of the Barclays Aggregate as of June 30, 2020. Corporate bonds were the best performing major sector in the Barclays Aggregate, and posted excess return of 847 bps, the second best quarterly excess return on record.
●	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 29, 403, 648 and 1069 bps, respectively. Over 93% of the HIT portfolio had a rating of AAA or carried a government or government-sponsored enterprise guarantee (or was in cash), compared to 70% for the Barclays Aggregate at the end of June.
●	Performance by agency fixed-rate single family mortgage-backed securities (RMBS), which had a 38-bps excess return. The HIT’s portfolio had a 14.3% allocation to this sector, versus 26.8% in the Barclays Aggregate at quarter end.
●	The portfolio’s short relative duration as Treasury rates fell across most of the curve. See “The Yield Curve – Treasuries” below.

Macro Factors Driving Markets

As states began to re-open in the 2nd quarter after the initial spread of COVID-19 appeared to be under control, signs of recovery were underway. The worst of the shutdown’s economic effects were attenuated with support from the government. But the downside risks are building, jeopardizing the progress the country has made to get back on its feet. Capital markets have recovered losses, but the real economy has yet to heal. Income inequality continues to worsen and homeowners and renters with COVID-related hardship risk homelessness without continued government support. Large corporations with access to credit are better positioned to survive than small businesses relying on government Paycheck Protection Program loans to keep the lights on. Small businesses employ an estimated 60% of the workforce, so their ability to thrive is of the utmost importance. Uncertainty

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remains paramount and the strength of the recovery depends heavily on the next spending bill out of Congress and the development of COVID vaccines and treatment.

●	Macroeconomic data improved from very depressed levels as household spending rebounded but remain materially below pre-crisis levels. This was due in part to the additional unemployment income received. Optimistic consumer sentiment returned. Industrial production picked up with manufacturing openings. The housing and auto sector activity surprised experts, performing well, supported by record low borrowing costs.
●	COVID’s impact on state and local budgets has been significant, resulting in spending cuts across the board. The deepening economic loss could impact the construction of affordable and workforce housing at a time when it’s most needed. According to some reports, state budget shortfalls are expected to amount to $550 billion through 2022.
●	The labor market recovered some of the record losses as the economy generated 7.5 million jobs in May and June. However, this represented only 34% of the 22 million jobs lost from March to April 2020. Without continued government support for small business and unemployed workers, the unemployment rate of 11.1% is likely to remain substantially higher than recent pre-pandemic low of mid-3%, putting households in continued dire financial stress. Jobs in industries most affected by COVID (e.g., travel and leisure, hotels, retail) may never return.
●	Forecasts for 2nd quarter GDP vary widely, with most estimates in the 40-55% GDP contraction range. Uncertainty for the remainder of the year is extremely high. With the recent resurgences of COVID throughout the country, the 3rd and 4th quarter estimates for meaningful economic growth seem at risk without a vaccine.

S&P companies that have reported earnings for the 2nd quarter are down 44% YoY with revenues down 10%.  This amounts to the lowest profit margins since 2009.  Financial institutions began reserving significant capital against future credit losses as they expect a prolonged recovery and significant defaults.

The Yield Curve - Treasuries

A significant divergence between equity market prices and Treasury yields developed over the 2nd quarter as economies began phased reopening and the Federal Reserve continued to expand its balance sheet to record levels. Domestic and international demand for safe haven assets offset the record supply of Treasury bonds issued as broad fiscal spending helped substitute the income lost from the devastation the pandemic had on households, businesses and municipalities. Combined with central bank forward guidance not to raise interest rates until the economy heals, short term maturities should be anchored for some time while longer term interest rates are likely to remain near all-time historic lows.

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●	Interest rates held at historic lows across the curve driven by depressed global growth, disinflation pressures and unlimited quantitative asset purchases by the Federal Reserve. The 10- and 30-year US Treasury bonds closed the period at 0.66% and 1.41%, respectively. During the quarter, the 2-, 5-, and 10-year rates declined by 10, 9, and 1 bps, respectively while the 30-year underperformed, increasing 9 bps.
●	Fiscal stimulus to combat the economic fallout from COVID-19 ballooned the federal deficit, amounting to a record national debt level of $26 trillion.
●	The Federal Reserve’s influence on capital markets has continued to grow to historic proportions and is expected to continue as its balance sheet expanded to above $7 trillion and is projected to reach over $10 trillion in the current economic crisis. The Fed ramped up purchases of Treasuries and mortgage securities, emergency lending facilities, investment grade and high yield corporate bonds, municipal securities, and agency commercial mortgages, supporting valuations and liquidity in the sector.
●	The Federal Reserve is projecting -6.5% US GDP for 2020 with inflation remaining well below its 2% target. Through forward guidance, it is not projecting its next rate hike until after 2022. The market is not expecting the Fed to tighten monetary policy until the latter half of 2023.
●	The demand shock to consumer and wholesale prices weighed heavily on inflation and inflation expectations. Lost wages from high unemployment was a drag on consumption and led to a collapse of business activity, which drove commodity prices lower. Core consumer prices declined by 50% from pre-crisis levels of 2.4% to 1.2% at the end of the 2nd quarter. Investors’ inflation expectations remained depressed at 1.2%, but off the lows of March. Disinflation pressures will likely continue if, as expected, economic activity continues to be very subdued, businesses struggle to stay open and adapt to changes in consumer behavior, and unemployment rates remain higher than before the crisis.

Investment Grade Spreads: Multifamily

As risk markets recovered the majority of the losses experienced in the 1st quarter, agency multifamily securities performed well relative to credit equivalent investments. The 2nd quarter was initially challenged by the low level of yields as record Treasuries weighed on premium bonds. However, spreads quickly responded to the Fed using its balance sheet to purchase agency commerical mortgages by retracing some of the weakness experienced in the previous quarter. Bank demand for new issue GSE-insured multifamily securities that benefitted from prepayment protection and duration was robust. Residential mortgage portfolios experienced significant prepayment rates with mortgage

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refinancing at an all-time high due to record low home loan rates. While agency multifamily securities performed well, their returns lagged riskier credit investments that followed the “V”-shaped recovery in risk markets. Despite the warning signs of excess leverage, ratings downgrade risk, and solvency concerns in corporate industries most affected by COVID, corporate bonds had the second best quarterly excess return in history – leading many to believe returns are outpacing fundamentals and could face future performance pressures.

●	FHA and agency multifamily securities experienced a reversal in spread performance from the 1st quarter and tightened with general credit markets throughout the 2nd quarter driven by (1) bank demand for high grade credit securities with attractive yield spread to Treasuries and duration; (2) support from the Federal Reserve purchasing over $9 billion of agency CMBS; and (3) new issue supply materially lower year to date, with the Mortgage Bankers Association expecting multifamily lending to contract 42% from a record $364 billion in 2019 to $213 billion in 2020.

●	The GSE regulator, the Federal Housing Finance Agency, extended previous forbearance relief to renters and landlords experiencing COVID-19 hardship. The agencies will allow six months of mortgage payment relief with a lengthened repayment period of two years. This results in delaying possible involuntary prepayments and guaranteeing that bondholders do not miss monthly amortization and interest. Multifamily properties in which the HIT portfolio specializes are backed by federally insured loans or other federal guarantees.
●	Rent collections have held up remarkably well according to various sources. Fundamentals within vacancies and rent growth could see some pressure as a result of persistent high unemployment, or if Congress fails to renew the additional income assistance of $600 per week to households experiencing hardship. However, multifamily is expected to fare much better than other property types within commercial real estate (e.g., hotel, retail and office). For example, 35% of all private loan hotel properties and 20% of all retail loans are delinquent.
●	Agency multifamily forbearances to date have only amounted to 1.25% in Fannie Mae DUS, 2.60% for Freddie Mac securities, and 1.20% 60+ day delinquent in Ginnie Mae project loans. Student and senior housing, and small balance loans are showing the most signs of stress. The HIT does not have significant exposure to those multifamily property types.
●	The rebound in investment grade (IG) corporate bonds closed the quarter generating the 2nd best historical excess returns of 8.47% relative to a duration-equivalent Treasury bond. Corporates were the best performing IG sector. Spreads tightened by as much as 122 bps. Credit downgrades, however, have been amassing with bankruptcies on the rise. Goldman Sachs reports $939 billion of BBB/BBB- debt has a negative ratings outlook, a historic high. Given that over 48.6% of the corporate bond component within the Barclays Aggregate remains rated BBB, some sectors risk becoming speculative grade debt and could keep spreads from tightening even with central bank support.

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Major financial institutions are reserving large amounts of capital in anticipation of continued waves of consumer, commercial and business bankruptcies. The resulting reduction in lending capacity and risk tolerance should present an opportunity for the HIT – with its expertise and strong balance sheet – to invest capital in FHA-insured construction/permanent multifamily investments with attractive risk-adjusted returns without taking on credit risk.

Source: HIT, Securities Dealers and BarclaysLive

With liquidity in agency mortgage securities being supported by the Federal Reserve and relative yield spreads at decade-wide levels not seen since the 2008 crisis, construction and permanent FHA-insured multifamily securities can provide an opportunity for investors like the HIT to add attractive risk-adjusted income while providing prepayment protection in this low rate environment.

Market Outlook

COVID-19 has significantly impacted our economy, households, and capital markets in a way that is likely to have lasting effects through the recovery. The national affordable housing crisis was made worse by this pandemic. HIT is ready to commit labor’s capital in high grade credit construction/ permanent multifamily investments that generate competitive returns, union construction jobs and benefits, and affordable/workforce housing units. HIT is positioned to be part of the solution to the nation’s affordable housing crisis. The HIT anticipates affordable housing development to be a high priority in efforts to stimulate the economy. The need for essential work and housing opportunities may increase demand for HIT’s capital and expertise in housing finance. Most states have deemed affordable housing construction as an essential business, limiting the risk of potential future construction site shutdowns.

Global economic fundamentals have showed signs of improving during the quarter from extremely depressed levels at the peak of the shutdown. The near term outlook warrants historic levels of uncertainty as economies around the world continue phased re-opening with COVID still prevalent and the risks of a second wave unknown without the availability of a vaccine. Southern and Western states in the US are dealing with a resurgence in COVID cases and rising hospitalizations that could jeopardize any economic progress made since early restrictions have been lifted. A significant divergence between

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equity markets pricing in a “V” shaped recovery and the potential sluggish recovery in economic fundamentals will continue to weigh heavily on capital markets. Many experts anticipate the worst of the contraction is behind us, but the damage to the labor market will delay a full recovery in depressed consumption to pre-crisis levels.

Lasting structural damage poses a major risk to long term growth and jobs as industries most affected by the pandemic (office, retail, hotel, and travel and leisure) may never fully recover. The multifamily industry is expected to be the best performing commercial real estate sector with the support of both state and federal governments. The HIT’s specialization in agency/government-insured investments provide our investors with fully guaranteed principal and interest payments providing capital preservation from adverse credit events. Investors should be prepared for an extended period of extraordinary high levels of volatility.

Risks for a Continued Downturn in the Economy Remain:

Many experts anticipate that the path to post-COVID-19 recovery will be challenging and volatile, with significant risks to derail the progress to normalization:

●	The single most important factor in the economic recovery continues to be the containment of the pandemic. Restrictions on economic activity are being lifted in some states but are being re-imposed in the face of new outbreaks. Without a vaccine, the possibility of a large second wave of infections remains, which would jeopardize any momentum in the global economy.
●	A prolonged recession will magnify income inequality and its effects on small business will continue to weigh on economic output and employment. The recovery is favoring large corporations with access to capital and leaving small business owners and their employees out of work. State and local governments have already implemented layoffs and budgets cuts because they are unable to run budget deficits, further hampering the economic recovery.
●	Leverage in corporate balance sheets continues to climb to record levels. Corporate liquidity issues are now turning into solvency issues with bankruptcies rising to levels not seen since 2009. As 48.6% of the corporate bond index is rated BBB, ratings downgrades continue to pose a major risk to the corporate bond market if the Federal Reserve limits bond buying in their credit facility
●	The 2020 election and its outcome could re-inject volatility into capital markets and will have policy effects that shape the economic landscape.

A high degree of uncertainty lies ahead in the macroeconomic picture, financial markets and the ability of homeowners and renters to pay their monthly payments, directly impacting union working families.

The HIT should be positioned well with its superior fundamentals to weather the financial market and economic volatility, because more than 94% of its portfolio is invested in government/agency/AAA-rated credit quality assets that provide capital preservation, attractive risk-adjusted income and diversification from deteriorating credit fundamentals in corporate bonds. In addition to its successful strategy and strong track record of achieving competitive risk-adjusted returns, the HIT has a mission to create union construction jobs and finance high credit quality housing projects, including affordable and workforce housing. There is no doubt the current economic crisis will greatly increase the need for job creation and affordable housing. The HIT intends to be a catalyst to help working families and spur growth by leveraging labor’s capital to generate competitive returns for its investors, and create union jobs and affordable housing.

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Market Data

First Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.48%	0	7.15
Agencies	2.02%	156	4.00
Single family agency MBS (RMBS)	0.67%	38	2.07
Corporates	8.98%	847	8.54
Commercial MBS (CMBS)	3.95%	323	5.33
Asset-backed securities (ABS)	3.54%	326	2.11

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	3/31/20	6/30/20	Change
3 Month	0.061%	0.129%	0.068%
6 Month	0.140%	0.130%	-0.010%
1 Year	0.155%	0.150%	-0.005%
2 Year	0.246%	0.149%	-0.097%
3 Year	0.293%	0.173%	-0.120%
5 Year	0.380%	0.288%	-0.092%
7 Year	0.541%	0.491%	-0.050%
10 Year	0.669%	0.656%	-0.013%
30 Year	1.321%	1.411%	0.089%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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Portfolio Data as of June 30, 2020

Net Assets	$6,542.99 million
Portfolio Effective Duration	5.709 years	Convexity	0.30
Portfolio Average Coupon	2.99%	Maturity	10.24 years
Portfolio Yield to Worst[1]	1.64%	Portfolio Current Yield[1]	2.78%
Number of Holdings	899	Average Price	108.00

Sector Allocations: 2

Multifamily MBS	71.63%	CMBS – Agency Multifamily*	67.24%
Agency Single-Family MBS	15.27%	Agency Single-Family MBS	15.27%
U.S. Treasury	5.21%	U.S. Treasury Notes/Bonds	5.21%
AAA Private-Label CMBS	1.64%	State Housing Permanent Bonds	4.97%
Multifamily Direct Const. Loans	1.83%	State Housing Construction Bonds	1.06%
Cash & Short-Term Securities	4.43%	Direct Construction Loans	1.83%
		Cash & Short-Term Securities	4.43%
		*Includes multifamily MBS (58.29%), MF Construction MBS (7.31%), and AAA Private-Label CMBS (1.64%).
Quality Distribution: [4]		Geographical Distribution of Long-Term Portfolio:[3]
U.S. Government or Agency	87.19%
AAA	2.13%	West	9.27%
AA	4.42%	Midwest	20.94%
A	0.00%	South	14.84%
Not Rated	1.83%	East	15.67%
Cash	4.43%	National Mortgage Pools	39.27%

Portfolio Duration Distribution, by Percentage in Each Category: [4]				Maturity Distribution based on average life:
Cash	4.43%	5-5.99 years	16.78%	0 – 1 year	3.85%
0-0.99 years	8.50%	6-6.99 years	7.97%	1 – 2.99 years	10.62%
1-1.99 years	6.00%	7-7.99 years	3.31%	3 – 4.99 years	19.34%
2-2.99 years	10.09%	8-8.99 years	3.77%	5 – 6.99 years	36.25%
3-3.99 years	9.28%	9-9.99 years	6.53%	7 – 9.99 years	16.83%
4-4.99 years	15.50%	Over 10 years	7.84%	10 – 19.99 years	8.91%
				Greater than 20 years	4.21%

1The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Based on total investments and including unfunded commitments.

3 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

4 Based on total investments and including unfunded commitments.

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